Pabrai Wagons ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 95.0%	Shares	Value
Air Freight & Logistics - 3.4%
Turkey - 3.4% (a)
Reysas Tasimacilik ve Lojistik Ticaret AS (b)	12,394,000	$5,109,260

Capital Markets - 12.3%
India - 12.3%
Edelweiss Financial Services Ltd.	14,572,000	15,312,708
Nuvama Wealth Management Ltd.	257,235	3,148,967
Total Capital Markets		18,461,675

Consumer Finance - 4.8%
Kazakhstan - 4.8%
Kaspi.KZ JSC - ADR (b)	96,490	7,147,014

Consumer Staples Distribution & Retail - 4.4%
Turkey - 4.4% (a)
Gimat Magazacilik Sanayi Ve Ticaret AS	11,185,346	6,649,719

Energy Equipment & Services - 16.7%
Switzerland - 5.6%
Transocean Ltd. (b)	1,262,184	8,368,280

United States - 11.1% (a)
Noble Corp. PLC	144,935	7,111,960
Valaris Ltd. (b)	96,700	9,480,468
		16,592,428
Total Energy Equipment & Services		24,960,708

Hotels, Restaurants & Leisure - 4.2%
Turkey - 4.2% (a)
TAB Gida Sanayi Ve Ticaret AS	1,160,447	6,298,305

IT Services - 0.3%
Poland - 0.3%
Sygnity SA (b)	24,107	448,086

Marine Transportation - 4.6%
Greece - 4.6%
Danaos Corp.	61,176	6,890,865

Metals & Mining - 21.0%
Mongolia - 4.4%
Mongolian Mining Corp. (b)	4,975,756	6,605,828

United States - 16.6% (a)
Alpha Metallurgical Resources, Inc. (b)	39,479	8,103,854
Warrior Met Coal, Inc.	180,372	16,801,652
		24,905,506
Total Metals & Mining		31,511,334

Software - 14.1%
Canada - 9.5%
Constellation Software, Inc.	4,054	7,116,546
Lumine Group, Inc. (b)	442,912	7,055,517
		14,172,063
Netherlands - 4.6%
Topicus.com, Inc. (b)	105,368	6,963,938
Total Software		21,136,001

Transportation Infrastructure - 9.2%
Turkey - 9.2% (a)
TAV Havalimanlari Holding AS (b)	1,999,000	13,843,054
TOTAL COMMON STOCKS (Cost $124,734,458)		142,456,021

REAL ESTATE INVESTMENT TRUSTS - 4.3%	Shares	Value
Industrial REITs - 4.3%
Turkey - 4.3% (a)
Reysas Gayrimenkul Yatirim Ortakligi AS (b)	9,955,921	6,550,582
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,269,479)		6,550,582

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.3%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.59% (c)	3,457,417	3,457,417
TOTAL MONEY MARKET FUNDS (Cost $3,457,417)		3,457,417

TOTAL INVESTMENTS - 101.6% (Cost $132,461,354)		152,464,020
Liabilities in Excess of Other Assets - (1.6)%		(2,471,122)
TOTAL NET ASSETS - 100.0%		$149,992,898

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
JSC - Public Joint Stock Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Pabrai Wagons ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$142,456,021	$–	$–	$142,456,021
Real Estate Investment Trusts	6,550,582	–	–	6,550,582
Money Market Funds	3,457,417	–	–	3,457,417
Total Investments	$152,464,020	$–	$–	$152,464,020

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$44,955,351	30.0%
Turkey	38,450,920	25.5
India	18,461,675	12.3
Canada	14,172,063	9.5
Switzerland	8,368,280	5.6
Kazakhstan	7,147,014	4.8
Netherlands	6,963,938	4.6
Greece	6,890,865	4.6
Mongolia	6,605,828	4.4
Poland	448,086	0.3
Liabilities in Excess of Other Assets	(2,471,122)	(1.6)
	$149,992,898	100.0%